S000010778 [Member] Investment Strategy - Columbia Short Duration Municipal Bond Fund	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (but not necessarily the federal alternative minimum tax). The Fund may invest in securities of qualified issuers, including issuers located in U.S. territories, commonwealths and possessions, such as Guam, Puerto Rico and the U.S. Virgin Islands. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. The Fund generally invests in securities that, at the time of purchase, are rated investment grade or are unrated but determined to be of comparable quality. The Fund may from time to time emphasize investment exposure to one or more states in selecting its investments.
The Fund’s portfolio duration normally ranges from one to four years.
The Fund may enter into tender option bond (TOB) transactions and may invest in derivatives, such as floating rate municipal securities (floaters) and inverse floating rate municipal securities (inverse floaters) to add incremental income, futures (including interest rate and Treasury bond futures) to manage duration and hedge against changes in interest rates, and swaps, including Municipal Market Data Rate Locks (MMD Rate Locks) to manage duration and hedge against changes in interest rates. Inverse floaters provide the Fund with leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates.